Exhibit 10.24

                          Trademark Transfer Contract

     This  Trademark  Transfer  Contract   (hereinafter  referred  to  as  "This
Contract") is made on February 22, 2005 in Tai'an City, Shandong Province, the People's Republic of China (hereinafter referred to as "PRC")

BETWEEN:
     Shangdong Shengda Technology Co., Ltd, a company duly organized, validly existing and in good standing under the laws of PRC, with its registered office at The North Tip of theEconomy & Trade Corridor, Xintai City (hereinafter referred to as the "Party A")

AND:
     Shandong Haize Nanomaterials Co., Ltd, a company duly organized, validly existing and in good standing as a wholly foreign funded enterprise under the laws of the P.R.C, with its registered office at Youth Development Zone in Tai'an City (hereinafter referred to as the "Party B")

     WHEREAS:
     Party A's trademark of "[SHENG KE]" was preliminarily examined, approved and publicly announced on January 21, 2005 by the trademark bureau, and Party B hopes to become the holder of the proprietary right of this trademark at the following terms and conditions.

     NOW, THEREFORE, the two Parties of this Contract agree as follows:

                                 CHAPTER 1  DEFINITIONS

Except as otherwise provided in this Contract, the following terms used in this Contract have the following meanings:



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1.    The Third Party:  refers to any  individual,  legal  person,  governmental agency or other economic entities other than Party A, Party B and any subsidiary company, branch company of Party B.
2. The Trademark Bureau: refers to the Trademark Bureau under the State Administration of Industry and Commerce of PRC
3. Trademark "[SHENG KE]": refers to the trademark of "[SHENG KE]" of Party A illustrated in Appendix 1 of this Contract which has been preliminarily examined and approved by the trademark bureau.


                          CHAPTER 2 TRADEMARK TRANSFER

Article 1 Party A applied to the trademark bureau for the registration of the trademark of "[SHENG KE]"on January 30, 2003, and the trademark bureau issued the announcement of the preliminary examination and approval of the trademark of "[SHENG KE]" on January 21, 2005. Among Party A's current production, operation and sales involving the use of the trademark of "[SHENG KE]" within any jurisdictional boundary (within and out of the boundaries of PRC), there is no claim arising from the use of the trademark of "[SHENG KE]" or the registration request or claim of the trademark of "[SHENG KE]"made by a third party.

Article 2 Party A agrees to, upon becoming the assignee of the trademark of "[SHENG KE]", transfer the proprietary right of the trademark of "[SHENG KE]" to Party B without any delay, and Party B agrees to take the propriety right of the trademark of "[SHENG KE]". The two parties agree that the transfer price is RMB [0]. The two parties agree that, after Party A acquires the trademark certificate of the trademark of "[SHENG KE]", the registration formalities of changing the propriety right of the trademark of "[SHENG KE]" to Party B shall be completed without delay, and the registration of the trademark of "[SHENG KE]" shall be retained and extended and corresponding costs shall be paid.

Article 3 After the trademark bureau approves this Contract and this Contract becomes effective, Party B shall become the holder of the propriety right of the trademark of "[SHENG KE]", and shall have and assume the rights and obligations related to the trademark of "[SHENG KE]", and Party A has no right to have any right related to the propriety right of the trademark of "[SHENG KE]", and shall not assume any obligation and responsibility related to the propriety right of the trademark of "[SHENG KE]".



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Article 4   As the ASSIGNEE,  Party B shall be responsible  for dealing with the application formalities about the transferred trademark and pay all relevant costs. As the ASSIGNOR, Party A should provide necessary assistance and provide data related to transferred trademark for Party B, among which include but not limit to all the documents and certificates required by the trademark bureau in the trademark transfer application. Within thirty days after the signing of this Contract, Party A should apply to the trademark bureau for the transfer of the trademark together with Party B without delay, and sign the Application Letter for Transferring Trademark and other documents related to the trademark transfer application.

Article 5 Before this Contract becomes effective, Party A irrevocably grants Party B the permission to use the trademark of "[SHENG KE]" and/or related picture and characters which will end in the day when this Contract becomes effective.

                    CHAPTER 3 REPRESENTATIONS AND WARRANTIES

Article 6 Party A and Party B represents and warrants to each other as follows:
      1. It is a legal person duly organized and validly existing under the law of PRC;
      2. It has full power and authority to enter into this Contract and perform all rights and obligations to this Contract;
      3. Its representative who put his/her signature on this Contract is fully authorized to sign this Contract by an effective letter of authorization or a decision of the board of directors; and
      4. After this Contract becomes effective, this Contract and its appendix constitute valid and binding obligations on it.

Article 7 Between the signing date and the effective date of this Contract, Party A warrants to Party B as follows:
      1. Party A shall do its utmost to go through all legal formalities of becoming the assignee of the trademark of "[TAI FENG]", and the transferred trademark is valid and will be valid, and has not been declared no longer in force and/or invalid; Party A warrants that it shall apply to the trademark bureau for the renewal of the trademark and pay corresponding costs so as to retain the validity of the transferred trademark.
      2. Whether Party A or Party B use the transferred trademark, it shall not constitute infringement of the interests of any third party.



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     3.   Party A has not authorized,  and shall not authorize,  any enterprise, individual, organization or economic entity to have the permission to use the transferred trademark.
     4. Except this Contract, Party A has not signed, and shall not sign, trademark transfer contract regarding to the transfer of the propriety right of the transferred trademark with any third party.
     5. The transferred trademark is free from any pledge, encumbrance, or hypothecation or other liens.

                     CHAPTER 4 EFFECTIVENESS AND TERMINATION

Article 8 This Contract will become effective after the signing of the authorized representatives of the two parties and the publication of the approval of trademark transfer on the part of the trademark bureau.

               CHAPTER 5 SETTLEMENT OF DISPUTES AND APPLICABLE LAW

Article 9 The validity, interpretation and performance of this Contract shall be governed by the relevant laws of the PRC.

Article 10 Any dispute arising from the performance of, or in connection with the interpretation of this Contract shall be settled through friendly negotiation between both parties hereto. In case no settlement of disputes can be reached through friendly negotiation, the disputes shall be submitted to the competent People's Court with jurisdiction by any party.

                             CHAPTER 6 MISCELLANEOUS

Article 11 No party shall transfer any right or obligation under this Contract to any other person without the written agreement of the other party.

Article 12 This Contract is severable, that is, if any clause of this Contract is determined as in conflict with a law or unable to be performed, it shall in no manner affect the validity and performance of other clauses of this Contract.



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Article 13  This Contract is written in Chinese.  If there is any discrepancy in meaning between the Chinese version and other translated version, the Chinese version shall prevail. Each party shall sign three original copies of this Contract, and each party shall keep one original copy. Every original copy of the three is equally valid.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Contract as of the day and year first above written.


Party A: Shandong Shengda Chemical Co., Ltd

Authorized Representative:  /s/ Chen Xiangzhi
                          -----------------------------------


Party B: Shandong Haize Nanomaterials Co., Ltd

Authorized Representative:   /s/ Jia Hongping
                          -----------------------------------






                                   Appendix 1

                   Documents on the Trademark of "[TAI FENG]".